NEITHER THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SHARES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE. NEITHER THE SECURITIES REPRESENTED HEREBY MAY BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED NOR MAY THE SHARES BE ISSUED UPON EXERCISE UNLESS SUCH SECURITIES AND SHARES ARE REGISTERED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR THE COMPANY RECEIVES AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH SALE, TRANSFER, PLEDGE OR ISSUANCE IS EXEMPT FROM REGISTRATION.


                              SYSCAN IMAGING, INC.

                             STOCK OPTION AGREEMENT


         THIS STOCK OPTION AGREEMENT (the "Agreement"), is made as of this ___ day of ____ 2005 by and between Syscan Imaging, Inc., a Delaware corporation (the "Company"), and David P. Clark ("Optionee").

                                  R E C I T A L

         On February 16, 2005, in connection with the execution of an employment agreement between the Company and Optionee, the Company's Board of Directors authorized the grant to Optionee of an option to purchase the number of shares of common stock (the "Common Shares") of the Company specified in Paragraph 1 hereof, at the price specified therein, such option to be for the term and upon the terms and conditions hereinafter stated. The Board of Directors, or such other committee or individual that the Board of Directors appoints, shall be the "Administrator" for purposes of this Agreement.

                                A G R E E M E N T

         NOW, THEREFORE, in consideration of the promises and of the undertakings of the parties hereto contained herein, it is hereby agreed:

         1. Number of Shares; Option Price. Pursuant to said action of the Board of Directors, the Company hereby grants to Optionee the option ("Option") to purchase, upon and subject to the terms and conditions hereof, 800,000 Common Shares of the Company at the price of $0.01 per share ("Exercise Price").

         2. Term. This Option shall expire on the day before the seventh anniversary of the date hereof (the "Expiration Date") unless such Option shall have been terminated prior to that date in accordance with the provisions of this Agreement. The term "Affiliate" as used herein shall have the meaning as set forth in the Federal Securities laws of the United States.

         3. Shares Subject to Exercise. Common Shares subject to exercise shall be one-third (1/3rd) of such Common Shares on April 4, 2005, an additional one-third (1/3rd) of such Common Shares on and after April 3, 2006 and the remaining one-third (1/3rd) of such Common Shares on and after April 2, 2007. All Common Shares shall thereafter remain subject to exercise for the term specified in Paragraph 2 hereof.

         4. Method and Time of Exercise. The Option may be exercised by written notice delivered to the Company at its principal executive office stating the number of Common Shares with respect to which the Option is being exercised, together with:

                  (A) a check or money order made payable to the Company in the amount of the exercise price and any withholding tax, as provided under Paragraph 5 hereof; or

(B) if expressly authorized in writing by the Administrator, in its sole discretion, at the time of the Option exercise, the tender to the Company of Common Shares owned by Optionee having a fair market value, as determined by the Administrator, not less than the exercise price, plus the amount of applicable federal, state and local withholding taxes; or

                  (C) the Optionee may, at its option, elect to exercise this Option, in whole or in part and at any time or from time to time, on a cashless basis, by surrendering this Option, with the purchase form attached to this Option as Exhibit A duly executed by or on behalf of the Optionee, at the principal office of the Company, or at such other office or agency as the Company may designate, by canceling a portion of this Option in payment of the Exercise Price payable in respect of the number of Common Shares purchased upon such exercise. In the event of an exercise pursuant to this subsection 4(c), the number of Common Shares issued to the Holder shall be determined according to the following formula:

         X = Y(A-B)
             ------
               A

         Where:  X =       the number of Common Shares that shall be issued to
                           the Holder;

                   Y = the number of Common Shares for which this Option is being exercised (which shall include both the number of Common Shares issued to the Holder and the number of Common Shares subject to the portion of the Option being cancelled in payment of the Exercise Price);

                   A = the Fair Market Value (as defined below) of one Common Share; and

                   B =     the Exercise Price then in effect.



                           (ii) The Fair Market Value per Common Share shall be
determined as follows:

                  (a) If the Common Shares are listed on a national securities exchange, the Nasdaq National Market, the OTC Bulletin Board or another nationally recognized trading system as of the Exercise Date, which shall be deemed to have been effected immediately prior to the close of business on the business day on which this option shall have been surrendered to the Company as provided in Section 4(c) hereof ("Exercise Date"), the Fair Market Value per Common Share shall be deemed to be the average of the high and low reported sale prices per Common Share thereon on the trading day immediately preceding the Exercise Date, as defined below, (PROVIDED that if the Common Shares are not so listed on such day, the Fair Market Value per Common Share shall be determined pursuant to clause
                  (b) below).

                  (b) If the Common Shares are not listed on a national securities exchange, the Nasdaq National Market, the OTC Bulletin Board or another nationally recognized trading system as of the Exercise Date, as defined below, the Fair Market Value per Common Share shall be deemed to be the amount most recently determined by the Board of Directors of the Company or an authorized committee of the Board of Directors of the Company (the "Board") to represent the fair market value per share of the Common Shares (including without limitation a determination for purposes of granting common stock options or issuing common stock under any plan, agreement or arrangement with employees of the Company); and, upon request of the Optionee, the Board (or a representative thereof) shall, as promptly as reasonably practicable but in any event not later than 15 days after such request, notify the Optionee of the Fair Market Value per Common Share. Notwithstanding the foregoing, if the Board has not made such a determination within the three-month period prior to the Exercise Date, as defined below, then (A) the Board shall make, and shall provide or cause to be provided to the Optionee notice of, a determination of the Fair Market Value per Common Share within 15 days of a request by the Optionee that it do so, and (B) the exercise of this Option pursuant to this subsection 4(c) shall be delayed until such determination is made and notice thereof is provided to the Optionee.

         Not less than 100 shares may be purchased at any one time unless the number purchased is the total number purchasable under such Option at the time. Only whole shares may be purchased.

         5. Tax Withholding. As a condition to exercise of this Option, the Company may require Optionee to pay over to the Company all applicable federal, state and local taxes which the Company is required to withhold with respect to the exercise of this Option. At the discretion of the Administrator and upon the request of Optionee, the minimum statutory withholding tax requirements may be satisfied by the withholding of Common Shares otherwise issuable to Optionee upon the exercise of this Option.

         6. Intentionally left blank.

         7. Nontransferability. Except with the express written approval of the Administrator, this Option may not be assigned or transferred except by will, qualified domestic relations order or by the laws of descent and distribution, and may be exercised only by Optionee during his lifetime and after his death, by his personal representative or by the person entitled thereto under his will or the laws of intestate succession.

         8. Optionee Not a Shareholder. Optionee shall have no rights as a shareholder with respect to the Common Shares of the Company covered by this Option until the date of issuance of a stock certificate or stock certificates to him upon exercise of this Option. No adjustment will be made for dividends or other rights for which the record date is prior to the date such stock certificate or certificates are issued.

         9. No Right to Employment. Nothing in the Option granted hereby shall interfere with or limit in any way the right of the Company or of any of its Affiliates to terminate Optionee's employment or consulting at any time, nor confer upon Optionee any right to continue in the employ of, or consult with, the Company or any of its Affiliates.

         10. Anti-dilution Adjustment.

                  10.1 Stock Dividends, Stock Splits, Etc. If the Company declares or pays a dividend on its Common Stock payable in Common Stock or other securities, or subdivides the outstanding Common Stock into a greater amount of Common Stock, then upon exercise of this Option, for each Common Share acquired, Optionee shall receive, without cost to Optionee, the total number and kind of securities to which Optionee would have been entitled had Optionee owned the Common Shares of record as of the date the dividend or subdivision occurred.

                  10.2 Reclassifications, Exchange or Substitution. Upon any reclassification, exchange, substitution, or other event that results in a change of the number and/or class of the securities issuable upon exercise of this Option, Optionee shall be entitled to receive, upon exercise of this Option, the number and kind of securities and property that Optionee would have received for the Common Shares if this Option had been exercised immediately before such reclassification, exchange, substitution, or other event. The Company or its successor shall promptly issue to Optionee a new Option for such new securities or other property. The new Option shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 10.2, including, without limitation, adjustments to the Exercise Price and to the number of securities or property issuable upon exercise of the new Option. The provisions of this Section 10.2 shall similarly apply to successive reclassifications, exchanges, substitutions, or other events.

                  10.3 Adjustments for Combinations, Etc. If the outstanding shares of Common Stock are combined or consolidated, by reclassification or otherwise, into a lesser number of shares, the Exercise Price shall be proportionately increased.

                  10.4 Merger or Consolidation. In case of any consolidation of the Company with, or merger of the Company into any other corporation, or in the case of any sale or conveyance of all or substantially all of the assets of the Company other than in connection with a plan of complete liquidation of the Company, then as a condition of such consolidation, merger or sale or conveyance, adequate provision will be made whereby the registered holder of the Option will have the right to acquire and receive upon exercise of this Option in lieu of the shares of Common Stock immediately theretofore subject to acquisition upon the exercise of this Option, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore subject to acquisition and receivable upon exercise of this Option had such consolidation, merger or sale or conveyance not taken place. In any such case, the Company will make appropriate provision to insure that the provisions of this Section 10 hereof will thereafter be applicable as nearly as may be in relation to any shares of stock or securities thereafter deliverable upon the exercise of this Option.

         11. Restrictions on Sale of Common Shares. Optionee represents and agrees that upon his exercise of this Option, in whole or in part, unless there is in effect at that time under the Securities Act a registration statement relating to the Common Shares issued to him, he will acquire the Common Shares issuable upon exercise of this Option for the purpose of investment and not with a view to their resale or further distribution, and that upon such exercise thereof he will furnish to the Company a written statement to such effect, satisfactory to the Company in form and substance. Optionee agrees that any certificates issued upon exercise of this Option may bear a legend indicating that their transferability is restricted in accordance with applicable state and federal securities law. Any person or persons entitled to exercise this Option under the provisions of Paragraphs 5 and 6 hereof shall, upon each exercise of this Option under circumstances in which Optionee would be required to furnish such a written statement, also furnish to the Company a written statement to the same effect, satisfactory to the Company in form and substance.

         12. Notices. All notices to the Company shall be addressed to the Chief Financial Officer at the principal executive office of the Company, and all notices to Optionee shall be addressed to Optionee at the address of Optionee on file with the Company or its subsidiary, or to such other address as either may designate to the other in writing. A notice shall be deemed to be duly given if and when enclosed in a properly addressed sealed envelope deposited, postage prepaid, with the United States Postal Service. In lieu of giving notice by mail as aforesaid, written notices under this Agreement may be given by personal delivery to Optionee or to the Chief Financial Officer (as the case may be).

         13. Sale or Other Disposition. If Optionee at any time contemplates the disposition (whether by sale, gift, exchange, or other form or transfer) of any Shares acquired by exercise of this Option, he or she shall first notify the Company in writing of such proposed disposition and cooperate with the Company in complying with all applicable requirements of law, which, in the judgment of the Company, must be satisfied prior to such disposition.

                          [SIGNATURE ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

                                  SYSCAN IMAGING, INC.


                                  By :    /S/ DARWIN HU
                                          --------------
                                  Name:    Darwin Hu
                                  Title:   Chairman and CEO



OPTIONEE



By :    /S/ DARWIN HU
        --------------
Name:   Darwin Hu
Address:

                                   EXHIBIT A

                                 PURCHASE FORM
To: Syscan Imaging, Inc.                                     Dated:____________

The undersigned, pursuant to the provisions set forth in the attached option, hereby elects to purchase (CHECK APPLICABLE BOX): _________ shares of the Common Stock of Syscan Imaging, Inc. covered by such Option; or

the maximum number of shares of Common Stock covered by such Option pursuant to the cashless exercise procedure set forth in subsection 4(c).

The undersigned herewith makes payment of the full Exercise Price for such shares at the price per share provided for in such Option. Such payment takes the form of (CHECK APPLICABLE BOX OR BOXES): $______ in lawful money of the United States; and/or the cancellation of such portion of the attached Option as is exercisable for a total of _____ Common Shares (using a Fair Market Value of $_____ per share for purposes of this calculation) ; and/or the cancellation of such number of Option Shares as is necessary, in accordance with the formula set forth in subsection 4(c), to exercise this Option with respect to the maximum number of Option Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 4(c).

                                ----------------------------------------
                                Print or Type Name

                                ----------------------------------------
(Signature must conform in all respects to name of holder as specified on the face of the Option)

                                             -----------------------------------
                                             (Street Address)

                                             -----------------------------------
                                             (City) (State) (Zip Code)